SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 12, 2005

IMCLONE SYSTEMS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor,
New York, New York 10014
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (212) 645-1405

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

    ImClone Systems Incorporated and Bristol-Myers Squibb Company announced today that they intend to file a supplemental Biologics License Application (sBLA) to seek approval of Erbitux® (Cetuximab) for use as a single agent and in combination with radiation in Squamous Cell Carcinoma of the Head and Neck (SCCHN) with the U.S. Food and Drug Administration (FDA) before the end of the year. The Companies had previously announced they intended to submit an sBLA in the second quarter of 2005.

     The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

99.1 Press Release dated April 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated

By:	/s/ Erik Ramanathan

	Name:	Erik Ramanathan
	Title:	Vice President, General Counsel

Date: April 12, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 12, 2005